Proprietary  and  Confidential          08/10/00

                     FIRST AMENDMENT TO SERVICES AGREEMENT
                                     between
             AIRGATE PCS, INC. AND COMPASS TELECOM SERVICES, L.L.C.


THIS FIRST AMENDMENT TO SERVICES AGREEMENT ("Amendment") is made and entered into this 30 day of May, 2000 by and between AIRGATE PCS, INC. ("AIRGATE") and COMPASS TELECOM SERVICES, L.L.C. ("COMPASS" OR "SERVICE PROVIDER").

                               W I T N E S S E T H

     WHEREAS, on August 1, 1998, AirGate Wireless, L.L.C. and Compass entered into a Services Agreement, that was subsequently assigned to AirGate, for Compass to provide construction and project management services for construction of AirGate's PCS network (the "Agreement"); and

     WHEREAS, AirGate and Compass now wish to amend, modify and supplement the terms of the Agreement Lease as more particularly described in this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing premises, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby amend, modify and supplement the Agreement as follows:

1. DEFINITIONS. Except as amended in this Amendment, the terms as defined in the Agreement shall have the same definition for purposes of this Amendment.


2. 3.1 CONTRACT PRICE. Section 3.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

     "  Company  shall  pay  Service  Provider for the Services a fixed price of
*   All of the Service prices set forth in Exhibit A
(revised March 20, 2000), including the prices for Additional Services shall be fixed for the term of the Agreement."


3. 3.6 BILLING ADDRESS. Section 3.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

"Service  Provider  will  submit  invoices  to Company at the following address:

AirGate  PCS,  Inc.
233  Peachtree  Street,  NE,  Suite  1700
Atlanta,  GA  30303
Attn:  David  Roberts,  Vice  President  of  Engineering  and  Operations"

* Confidential portion omitted pursuant to a request for confidential treatment and filed separately with the Commission.

4. 3.7 PAYMENT ADDRESS. Section 3.7 of the Agreement is hereby deleted and replaced in its entirety by the following:

"Payment will be made to Service Provider at the following address, unless otherwise requested by Service Provider:

COMPASS  Telecom  Services,  L.L.C.
2110  Newmarket  Parkway,  Suite  200
Marietta,  GA  30067
Attn:  Accounts  Receivable"


5. EXHIBIT A. Exhibit A is hereby deleted and replaced in its entirety by Exhibit A-2 attached hereto.


6. AGREEMENT REMAINS IN EFFECT. Except as otherwise amended, modified or supplemented by the terms of this Amendment, the parties hereto expressly acknowledge and agree that the terms of the Agreement shall remain in full force and effect.


IN WITNESS WHEREOF the parties execute this Amendment and bind themselves to its terms as of the date of execution of this Amendment.


AIRGATE  PCS,  INC.                         COMPASS  TELECOM  SERVICES,  L.L.C.


/s/ Thomas M. Dougherty                     /s/ Matthew Prather
-----------------------                     ---------------------
(Signature)                                 (Signature)


Title: President and CEO                    Title: Vice President


Date: May 26, 2000                          Date:  May 30, 2000

                             EXHIBIT A-2

                        Fixed Contract Prices

                      (Revised March 20, 2000)

The following sets forth the agreed to revised prices under the terms and scopes of the services included in this contract. The prices outlined are fixed for the duration of this contract as referenced in Section 4.1. All services are fixed price per site.


Description                Original           Revised
                           --------          ---------

Program Management            *                  *
Construction Management       *                  *
Fixed Network Design          *                  *
Material Management           *                  *
                           -------            -------
                Subtotal      *                  *
Fixed Overhead Expenses       *                  *
                           -------            -------
                Total         *                  *
               X * Sites      *                  *
                           -------            -------
                                             (X * Site)

* Confidential portion omitted pursuant to a request for confidential treatment treatment and filed separately with the Commission.